Filed Pursuant to Rule 497(e)

File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated November 15, 2017

to

Prospectus Dated May 1, 2017

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated May 1, 2017, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Company Profile

The following amends and supplements the section of the Prospectus entitled “Company Profile—About CNL and KKR Relationship—Recent Developments” by amending and restating such section as follows:

On November 14, 2017, shares of CCT’s common stock commenced trading on the New York Stock Exchange with the ticker symbol “CCT” (the “Listing”). In addition, on November 14, 2017, KKR and CNL Fund Advisors Company (“CFA”) completed their previously announced transaction pursuant to which KKR acquired certain of CFA’s assets primarily used in its role as investment advisor to CCT (the “KKR and CFA Transaction”). In connection with the Listing and the closing of the KKR and CFA Transaction, CCT’s new investment advisory agreement (the “New Advisory Agreement”) with KKR became effective. The New Advisory Agreement was approved by CCT’s shareholders on August 3, 2017 at the annual meeting of its shareholders.

Notwithstanding the foregoing, the Company will continue to be advised by CNL and sub-advised by KKR and the relationship between them will remain unchanged for the Company.